SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                               September 18, 2003
                Date of Report (Date of earliest event reported)



                               ConAgra Foods, Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                          1-7275                 47-0248710
(State or other                    (Commission              (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


One ConAgra Drive, Omaha, Nebraska                           68102-5001
(Address of principal executive offices)                     (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 595-4000

Item 12.  Results of Operations and Financial Condition

     ConAgra Foods, Inc. issued a press release and posted a Q&A document on the company's website on September 18, 2003 with earnings information on the company's first quarter ended August 24, 2003. The press release and related Q&A are furnished with this Form 8-K as exhibits 99.1 and 99.2, respectively.

     The foregoing information, including exhibits 99.1 and 99.2 attached to this Form 8-K, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CONAGRA FOODS, INC.


Date:  September 18, 2003                    By:  /s/ J.P. O'Donnell
                                                 ----------------------
                                             Name: J.P. O'Donnell
                                             Title: Executive Vice President,
                                                    Chief Financial Officer and
                                                    Corporate Secretary

                                  EXHIBIT INDEX


Exhibit             Description                                      Page No.


99.1     Press release dated September 18, 2003........................

99.2     Questions and Answers.........................................